SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 2004

                                   BICO, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     0-10822
                              (Commission File No.)

         Pennsylvania                                          25-1229323
 ------------------------------                             -----------------
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                            Identification No.)

                                   One Wakonda
                             Dove Canyon, California              92679
                     --------------------------------------      --------
                    (Address of principal executive offices)    (Zip Code)

                                 (949) 509-9858
               --------------------------------------------------
               Registrant's telephone number, including area code

                             2275 Swallow Hill Road
                                   Bldg. 2500
                            Pittsburgh, Pennsylvania
                                      15220
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03     Bankruptcy or Receivership.

Item 2.01     Completion of Acquisition or Disposition of Assets.


The Company's Form 8-K filed on November 12, 2004 included a typographical error error which incorrectly stated that pursuant to the terms of the merger, the shareholders of cXc Services were issued 2,509,401 shares of series M preferred stock of BICO which is convertible into 2,509,401,000 shares of common stock of BICO. The Form 8-K is hereby amended and corrected with the following: Pursuant to the terms of the merger, the shareholders of cXc Services were issued 125,470,031 shares of series M preferred stock of BICO which is convertible into 125,470,031,000 shares of common stock of BICO (80% of the total issued and outstanding common stock of the Company on a fully diluted basis as of the date hereof).


Item 5.03     Amendment to Articles of Incorporation or Bylaws; Change in Fiscal
              Year.


Pursuant to the Joint Second Amended Plan of Reorganization, the by-laws of the Company were amended and restated.


Item 9.01     Financial Statements and Exhibits.

     (c) Exhibits.

     The following documents are being filed herewith by BICO as exhibits to this Current Report on Form 8-K:

2.1 Joint Second Amended Plan of Reorganization dated August 3, 2004; United States Bankruptcy Court for the Western District of Pennsylvania*

2.2 Order Approving Joint Second Amended Plan of Reorganization dated October 14, 2004; United States Bankruptcy Court for the Western District of Pennsylvania.*

3.1 Amended and Restated Articles of Incorporation of BICO, INC. as filed with the Secretary of State of the State of Pennsylvania.*

3.2 Certificate of Designation Series M Preferred Stock as filed with the Secretary of State of the State of Pennsylvania.*


3.3 By-Laws of BICO, Inc.  Amended and Restated


99.1 Press release of BICO dated November 8, 2004.*

* Previously filed on Form 8-K filed by the Company on November 12. 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BICO, INC.
                                            (Registrant)


Date:  November 19, 2004                    By:  /s/  Richard M. Greenwood
                                               -------------------------------
                                                      Richard M. Greenwood
                                                      Chief Executive Officer
                                                      and President